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                                                         EXHIBIT 1.1

                                4,000,000 Shares

                             AMC ENTERTAINMENT INC.

                   $___ Cumulative Convertible Preferred Stock
                             (66 2/3 CENTS par value)

                             UNDERWRITING AGREEMENT



                                         February ___, 1994



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
SMITH BARNEY SHEARSON INC.
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
    140 Broadway
    New York, New York  10005

Ladies and Gentlemen:

            AMC Entertainment Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters listed on Schedule A hereto (the "Underwriters"), for whom Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Bear Stearns & Co. Inc. and Smith Barney Shearson Inc. (collectively, the "Representatives") have been duly authorized to act as representatives, an aggregate of 4,000,000 shares (the "Firm Shares") of $____ Cumulative Convertible Preferred Stock, 66 2/3 CENTS par value per share, of the Company (the "Preferred Stock"). The Company also proposes to sell to the several Underwriters an aggregate of not more than 600,000 shares of Preferred Stock (the "Additional Shares"), as provided in Section 4 hereof, if requested by the Underwriters. The Firm Shares and Additional Shares are herein collectively referred to as the "Shares."

            1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with

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the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-2 (No. 33-51693), including a preliminary prospectus, subject to completion, relating to the Shares. The registration statement, as amended at the time it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case financial statements and exhibits, and the information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be a part of the registration statement at the time of its effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form used to confirm sales of the Shares, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, and including all documents incorporated or deemed to be incorporated by reference therein, is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the registration statement, the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of the registration statement, the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein as of the date of the amendment or supplement to the registration statement, the Registration Statement, any preliminary prospectus or the Prospectus. As used herein, the term "Incorporated Documents" means the documents that at the time are incorporated by reference in the registration statement, the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto pursuant to Item 12 of Form S-2 under the Act.

            2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, the aggregate number of Firm


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Shares set forth opposite their names on Schedule A hereto at the purchase price equal to $_____ per share (the "Purchase Price").

            On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters up to 600,000 Additional Shares, and the Underwriters shall have a right to purchase, severally and not jointly, from time to time, up to an aggregate of 600,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Shares.

            The Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and executive officers of the Company and (ii) Durwood, Inc., pursuant to which each such person will agree, not to, directly or indirectly, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, without the prior written consent of DLJ, any shares of Common Stock or any other equity security of the Company, or any securities convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire, Common Stock or any other equity security of the Company or enter into any agreement to do any of the foregoing, for a period of 90 days after the date of the Prospectus, except pursuant to this Agreement.
Notwithstanding the foregoing, during such period the Company may issue shares of Common Stock upon the exercise of outstanding employee stock options and may grant employee stock options pursuant to the Company's existing stock option plans. The Company agrees not to file a registration statement (other than on Form S-8 relating solely to employee stock option plans described in the Prospectus) or prospectus relating to its Common Stock or other equity securities (or any securities convertible into or


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exercisable or exchangeable for or warrants, options or rights to purchase or acquire, Common Stock or other equity securities of the Company) for a period of 180 days after the date of the Prospectus without the prior written consent of the Representatives.

            3. TERMS OF THE PUBLIC OFFERING. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

            4. DELIVERY AND PAYMENT. Delivery to you of and payment for the Firm Shares shall be made at 10:00 A.M., Chicago time, on the fifth business day (such time and date being referred to as the "Closing Date") following the date of the initial public offering of the Shares as advised by you to the Company, at such place as you shall reasonably designate. The Closing Date and the location of delivery of the Firm Shares may be varied by agreement among you and the Company.

            Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate, at 10:00 A.M., Chicago time, on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, as shall be specified in a written notice from the Representatives to the Company to purchase a number, specified in said notice, of Additional Shares. Such notice may be given at any time within 30 days after the date of this Agreement, provided that the Option Closing Date shall not be earlier than two business days nor later than ten business days after such notice. The Option Closing Date and the location of delivery of and payment for the Additional Shares may be varied by agreement among the Underwriters and the Company.

            Certificates representing the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date, or the Option Closing Date, as the case may be, and shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 10:00 A.M., Chicago time, on the business day

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next preceding the Closing Date, or the Option Closing Date, as the case may
be. Certificates in definitive form representing the Shares shall be delivered to you on the Closing Date, or the Option Closing Date, as the case may be, with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts against payment of the Purchase Price by certified or official bank check or checks payable in New York Clearing House or similar next-day funds to the order of the Company.

            5. AGREEMENTS OF THE COMPANY. The Company agrees with each of you that:

            (a) It will, if necessary, file an amendment to the Registration Statement including, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, in each case as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

            (b) It will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission or any state securities commission or regulatory authority that relate to the Registration Statement or requests by the Commission or any state securities commission or regulatory authority for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such pur-

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      pose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event, during such period as in your reasonable judgment you are required to deliver a Prospectus in connection with sales of the Shares by you, which makes any statement of a material fact made in the Registration Statement untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

            (c) It will furnish to you without charge three signed copies (plus one (1) additional signed copy to your legal counsel) of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith, and will furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (d) It will not file any amendment or supplement to the Registration Statement, whether before or after the time when it be-

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      comes effective, or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy within two business days prior to the filing thereof (or such reasonable amount of time as is necessitated by the exigency of such amendment or supplement) or to which you shall reasonably object; and it will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and will use its best efforts to cause the same to become effective as promptly as possible.

            (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period in your reasonable judgment as a prospectus is required to be delivered in connection with sales of the Shares by you, it will furnish to each Underwriter and dealer without charge (for a period of one year after the Registration Statement becomes effective upon reimbursement of the reasonable cost of providing such copies thereafter) as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriters and dealers may reasonably request.

            (f) If during such period as in your reasonable judgment you are required to deliver a Prospectus in connection with sales of the Shares by you any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing as of the date the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, it will promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and will comply with applicable

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      law, and will furnish to each Underwriter and dealer without charge such number of copies thereof as such Underwriters and dealers may reasonably request.

            (g) Prior to any public offering of the Shares, it will cooperate with you and your counsel in connection with the registration or qualification of the Shares for offer and sale by you under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company will continue such qualification in effect so long as required by law for distribution of the Shares.

            (h) It will make generally available to its security holders as soon as reasonably practicable a consolidated earnings statement covering a period of at least twelve months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such effective date) which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, and to advise you in writing when such statement has been so made available.

            (i) It will timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act"), in connection with the registration, if any, of the Shares thereunder.

            (j) For a period of five years after the date hereof and for such longer period as any of the Shares are outstanding, it will mail to each of you without charge a copy of each report or other publicly available information required to be furnished to holders of the Shares by law and a copy of such other publicly

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      available information regarding the Company as you may reasonably request at the same time as such reports or other information are required to be furnished to such holders.

            (k) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, expenses, fees and taxes in connection with or incident to (i) the printing, processing, filing, distribution and delivery under the Act of the Registration Statement, each preliminary prospectus, the Prospectus and all amendments or supplements thereto,
      (ii) the printing, processing, execution, distribution and delivery of this Agreement, any memoranda describing state securities or Blue Sky Laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection with the offering of the Shares, (iii) the registration with the Commission and the issuance and delivery of the Shares, (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph (g) above (including, in each case, the reasonable fees and disbursements of counsel relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith), (v) furnishing such copies of the Registration Statement, Prospectus and preliminary prospectus, and all amendments and supplements to any of them, as may be reasonably requested by you, (vi) filing, registration and clearance with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering of the Shares (including any filing fees in connection therewith and the reasonable fees and disbursements of counsel relating thereto), (vii) the listing of the Shares, if any, on a stock exchange or automated quotation system,
      (viii) the rating of the Shares by investment rating agencies and (ix) the performance by the Company of its other obligations under this Agreement, including (without limitation) the cost of its personnel and other internal costs, the cost of printing and engraving the certifi-


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      cates representing the Shares, and all expenses and taxes incident to the sale and delivery of the Shares to you.

            (l) It will use the proceeds from the sale of the Shares in the manner described in the Prospectus under the caption "Use of Proceeds."

            (m) It will cause the Shares to be listed on the American Stock Exchange and will use its best efforts to maintain such listing while any of the Shares are outstanding.

            (n) It will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date, or the Option Closing Date, as the case may be, and to satisfy all conditions precedent on its part to the delivery of the Shares.

            6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of you that:

            (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-2 under the Act. When the Registration Statement becomes effective, including at the date of any post-effective amendment, at the date of the Prospectus (if different) and at the Closing Date and the Option Closing Date, if any, the Registration Statement will comply in all material respects with the provisions of the Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any supplements or amendments thereto will not at the date of the Prospectus, at the date of any such supplements or amendments and at the Closing Date, and the Option Closing Date, if any, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties


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      contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the first sentence of the last paragraph on the cover page and in the third paragraph under the caption "Underwriting" in the Prospectus (or any amendment or supplement) constitute the only written information furnished to the Company by any Underwriter expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement to them) and that the Underwriters shall not be deemed to have provided any information (and therefore are not responsible for any statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Underwriters. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not described and filed as required.

            (b) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act.


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            (d)  The Company and each of its Subsidiaries (as defined in
      Section 12 hereof) has been duly organized, is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of organization and has the requisite corporate or partnership (as the case may be) power and authority to carry on its business as it is currently being conducted, to own, lease and operate its properties and, as applicable, to authorize the offering of the Shares, to execute, deliver and perform this Agreement and to issue, sell and deliver the Shares, and each is duly qualified and is in good standing as a foreign corporation or partnership (as the case may be) authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse
      Effect").

            (e) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, directly or through Subsidiaries, by the Company, except for (i) AMC Philadelphia, Inc. and its subsidiaries, which are 80% owned by the Company, and (ii) AMC Europe, which is 99% owned by the Company.
      All such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or

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      entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

            (f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization"; all the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights; the Shares that are being sold by the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable; the capital stock of the Company, including the Shares, conforms in all material respects to all statements relating thereto in the Prospectus and the Registration Statement; and the issuance of the Shares by the Company will not be subject to preemptive or other similar rights.

            (g) All the shares of Common Stock of the Company to be issued upon conversion of the Shares have been duly authorized and reserved for issuance and, when issued upon such conversion, will be validly issued, fully paid and non-assessable and the issuance of such Common Stock will not be subject to any preemptive or similar rights.

            (h) Neither the Company nor any of the Subsidiaries is (i) in violation of its respective charter, bylaws or other similar governance documents or (ii) in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject except for any such defaults which would not, singly or in the aggregate, have a Material Adverse Effect.

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            (i)  This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery hereof by you).

            (j) The execution and delivery of this Agreement by the Company, the issuance and sale of the Shares, the conversion of the Shares into Common Stock in accordance with their terms, the performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, or contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties.

            (k) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective properties, which is required to be disclosed in the Registration Statement or the Prospectus and which is not so described, or which might result, singly or in the aggregate, in a Material Adverse Effect or which might materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed.

            (l) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance or conversion of the Shares, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Shares in any jurisdiction referred to in Section 5(g) hereof; no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance, sale or conversion of the Shares, the effectiveness of the Registration Statement, or the use of any preliminary prospectus in any jurisdiction referred to in Section 5(g) hereof; no action, suit or proceeding is pending against or, to the best of the Company's knowledge, threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance or conversion of the Shares or in any manner draw into question the validity of this Agreement or the Shares; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects.

            (m) To the best knowledge of the Company, there are no costs or liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) relating to Environmental Laws (as defined below) which are likely to, singly or in the aggregate, result in a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval, nor has the Company or any of the Subsidiaries violated any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case might result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause
      (i), (ii) or (iii) above, singly or in the aggregate) such as could not have a Material Adverse Effect.

            (n) Except as would not result, singly or in the aggregate, in a Material Adverse Effect, the Company and each of the Subsidiaries has good and marketable title, free and clear of all Liens (except Liens for taxes not yet due and payable), to all property and assets reflected in the Company's audited consolidated financial statements for the fiscal year ended April 1, 1993.

            (o) The firm of accountants that has certified or shall certify the applicable consolidated financial statements and supporting schedules of the Company filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent public accountants with respect to the Company and the Subsidiaries, as required by the Act. The consolidated historical and PRO FORMA financial statements, together with related schedules and notes, set forth in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present the consolidated financial position of the Company and the Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. Such PRO FORMA financial statements have been prepared on a basis consistent with such historical statements, except for the PRO FORMA adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical transactions reflected therein. The other financial and statistical information and data included in the Prospectus and in the

      Registration Statement, historical and PRO FORMA, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

            (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, or Option Closing Date, as the case may be, except as set forth in the Prospectus, neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Change").

            (q) All tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

            (r) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement, except such as may be required by the NASD or have been obtained and made under the Act or state securities or Blue Sky laws or regulations. Neither the Company nor any of its affiliates is presently doing busi-ness with the government of Cuba or with any person or affiliate located in Cuba.

            (s) (i) Each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not, singly or in the aggregate, have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

            (t) Neither the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or
      (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (u) No holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement.

            (v) The Shares have been approved for listing on the American Stock Exchange subject to official notice of issuance.

            (w) The Company and the Subsidiaries possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or un-patentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change. The use of such Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not, to the Company's knowledge, infringe on the rights of any person.

            (x) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

            (y) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; and (3) access to assets is permitted only in accordance with management's general or specific authorization;

            (z) Each of the amendments to the Company's certificate of incorporation and bylaws, each of the agreements with its stockholders and other parties, and each of the actions of the Company's board of directors and stockholders which are in each case necessary to effect any of the transactions and events described in the Prospectus, are in full force and effect.

            (aa) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (bb) The Company and each Subsidiary maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date and any Option Closing Date.

            7.  INDEMNIFICATION.

            (a) The Company agrees to indemnify and hold harmless (i) each of the Underwriters and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners and employees of any of the Underwriters or any controlling person (any person referred to in clause
      (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be a part of the Registration Statement pursuant to Rule 430A(b) promulgated under the Act, if applicable, or the Prospectus (including any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Underwriters furnished in writing to the Company by any of the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, and PROVIDED FURTHER, that the Company will not be liable to any Underwriter or any person controlling any Underwriter with respect to any such untrue statement or omission made in any preliminary prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), at or prior to the written confirmation of the sale of such Shares to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act and the untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, that is found to be or is alleged to be the basis of liability in such preliminary prospectus was corrected in the Prospectus as amended or supplemented and if such Underwriter would not have been liable had a copy of such Prospectus been so sent or given unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(e) of this Agreement. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

            (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Underwriter (or the Underwriter controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement). Such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to Indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by the Underwriters. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

            (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the officers, directors, partners and employees of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Prospectus.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses
      (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and any of the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company to the total underwriting discounts and commissions received by such Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Person.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, none of the Underwriters (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

            8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date (except for those made as of a specified date, which will be true in all material respects as of such date). The Company shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or com-plied with by it at or prior to the Closing Date.

            (b) (i) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A promulgated under the Act, such post-effective amendment shall have become effective) not later than 10:00 A.M., Chicago time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and every request for additional information on the part of the Commission shall have been complied with in all material respects, and (iii) no stop order suspending the sale of the Shares in any jurisdiction referred to in
      Section 5(g) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Shares; and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

            (d) (i) Since the date hereof or since the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt, of the Company or any of the Subsidiaries and (iii) the Company and the Subsidiaries shall have no liability or obliga-tion, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole and is required to be disclosed on a balance sheet in accordance with GAAP and is not disclosed on the latest balance sheet included in the Registration Statement and the Prospectus.

            (e) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company, by the President or any Vice President and a principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

            (f)  On the Closing Date, you shall have received:

                  (1) an opinion or opinions (satisfactory to you and your counsel), dated the Closing Date, of Gage & Tucker, counsel for the Company (or other counsel satisfactory to you), to the effect that:

                              (i)  the Company and each of American
            Multi-Cinema, Inc. ("AMC"), AMC Film Marketing, Inc., Conservco, Inc., AMC Philadelphia, Inc., Budco Theatres, Inc., Concord
            Cinema, Inc., AMC Realty Inc., Cinema Enterprises, Inc. and Cinema Enterprises II, Inc. (the "Significant Subsidiaries") is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and with respect to the Company, to execute, deliver and perform this Agreement, and is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a Material Adverse Effect;

                              (ii) the Company has full corporate power and authority to authorize, issue and sell the Shares as contemplated by this Agreement;

                              (iii) this Agreement has been duly authorized, executed and delivered by the Company;

                              (iv)  all the outstanding shares of capital
            stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive rights;

                              (v) the Shares have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                              (vi) the shares of Common Stock of the Company to be issued upon conversion of the Shares have been duly authorized and reserved for issuance and, when issued and delivered upon such conversion as provided in the Certificate of Designations will be validly issued, fully paid and non-assessable and the issuance of such Common Stock will not be subject to any preemptive or similar rights;

                              (vii)  the authorized capital stock of the
            Company (including the Shares) conforms in all material respects to the descriptions thereof contained in the Prospectus; insofar as such statements constitute a summary of legal proceedings or requirements or legal documents, the statements in the Prospectus under the captions "Risk Factors--Anti-Takeover Matters," "Business--Regulatory Environment," (other than the last paragraph under such caption), "Business--Legal Proceedings," and "Certain Federal Income Tax Consequences" provide a fair summary in all material respects of the matters addressed therein;

                              (viii) all of the issued and outstanding shares of capital stock of, each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except in the case of AMC Philadelphia, Inc. and its subsidiaries, the shares of capital stock of each Significant Subsidiary are owned, directly or through Subsidiaries, by the Company, free and clear of any perfected security interests or, to the knowledge of such counsel, any other security interests, Liens, encumbrances or claims. The Company indirectly owns 80% of the outstanding capital stock of AMC Philadelphia, Inc. and its subsidiaries, free and clear of any perfected security interests, or, to the knowledge of such counsel, any other security interests, Liens, encumbrances or claims;

                              (ix) except with respect to premptive rights granted in favor of certain stockholders of AMC Philadelphia, Inc., there are to such counsel's knowledge no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Significant Subsidiary;

                              (x)  neither the Company nor any of the
            Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                              (xi)  the descriptions in the Registration
            Statement and the Prospectus of United States Federal, state and local statutes and of contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements, notes or schedules or other financial and statistical data included therein;

                              (xii)  the Registration Statement has become
            effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the knowledge of such counsel (after due inquiry) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the Act;

                              (xiii) no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained and made under the Act, state securities or Blue Sky laws or regulations or such as may be required by the NASD; the execution and delivery of this Agreement, the issuance and sale of the Shares, the performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or the terms or provisions of, or constitute a default under, any statute, rule or regulation or to the knowledge of such counsel (after due inquiry) any agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the properties of the Company or any of the Subsidiaries is subject (except that such counsel need not opine with respect to any agreement or instrument the breach or violation of which, or default under, could not result in a material Adverse Effect or adversely affect the ability of the Company to consummate the transactions contemplated hereby), or to the knowledge of such counsel (after due inquiry) any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties;

                              (xiv) at the time it became effective and on the Closing Date, the Registration Statement (except for financial statements, the notes thereto and related schedules and other financial and statistical data included therein, as to which no opinion need be expressed) complied as to form in all material respects with the Act; and

                              (xv)  the amendment and restatement of the
            Company's Certificate of Incorporation, as described in the Information Statement of the Company which was filed with the Commission on January 21, 1994, has been approved and recommended by the Board of Directors of the Company, approved by the requisite vote of the Company's stockholders and filed with the Secretary of State of the State of Delaware and elsewhere as required by applicable law and such amendment and restatement is in full force and effect.

                  (2) Gage & Tucker shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel in connection with the preparation of the Registration Statement and Prospectus and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified, and need not pass upon or assume any responsibility for, the accuracy, completeness or fairness of such statements (except as indicated above); and such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended or supplemented, if applicable), at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or the Prospectus (as amended or supplemented), as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements, notes and schedules and other financial and statistical information included in the Registration Statement or Prospectus). In rendering any such opinion or opinions, counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Missouri and the United States, to the extent such counsel deems proper and specifies in such opinion and to the extent such opinion is satisfactory in form and scope to counsel for the Underwriters, upon the opinion of other counsel qualified in such juris-dictions whom they believe are reliable and who are satisfactory to counsel for the Underwriters. Copies of such opinion shall be delivered to the Underwriters and counsel for the Underwriters

            (g) You shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom ("Skadden Arps"), counsel for the Underwriters, in form and substance reasonably satisfactory to you.

            (h) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from Coopers & Lybrand and Deloitte & Touche, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (i) Skadden Arps shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

            (j) The opinions of Gage & Tucker described in paragraph (f) above, shall be rendered to you at the request of the Company and shall so state therein.

            (k) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

            The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to satisfaction on and as of the Option Closing Date of the conditions set forth in paragraphs (a) through (k) above except that the opinions called for in paragraphs (f) and

(g) and the letters referred to in (h) shall be revised to reflect the sale of the Additional Shares.

            9. DEFAULTS. If on the Closing Date, or on the Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Shares or the Additional Shares, as the case may be, which they have agreed to purchase hereunder on such date, and the aggregate number of the Firm Shares or the Additional Shares, as the case may be, that such defaulting Underwriters agreed but failed or refused to purchase does not exceed 10% of the total number of Shares that all of the Underwriters are obligated to purchase on such date, each non-defaulting Underwriter shall be obligated to purchase, severally, as the proportion which the number of Firm Shares set forth opposite its name on Schedule A hereto bears to the total number of Firm Shares which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, that such defaulting Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Firm Shares or Additional Shares, as the case may be, that any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If, on the Closing Date, or the Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, and the total number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs exceeds 10% of the total number of Shares to be purchased on such date by all Underwriters, and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company, except as otherwise provided in Section 10. In any such case that does not result in termination of this Agreement, the Underwriters or the Company may postpone the Closing Date, or the Option Closing Date, as the case may be, for not longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default by any such Underwriter under this Agreement.

            10.  EFFECTIVE DATE OF AGREEMENT AND TERMINATION.  This
Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, (ii) the effectiveness of the Registration Statement and (iii) if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, the effectiveness of such post-effective amendment.

            This Agreement may be terminated at any time on or prior to the Closing Date, or the Option Date, as the case may be, by you by notice to the Company if any of the following has occurred: (i) subsequent to the date the Registration Statement is declared effective or the date of this Agreement, any Material Adverse Change which, in the judgment of any Underwriter, materially impairs the investment quality of the Shares or makes it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in the judgment of any Underwriter, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either Federal or New York authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (vi) the enactment, publication, decree, or other promulgation of any Federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, materially and adversely affects or will materially and adversely affect the business or operations of the Company or any Subsid-iary, or (vii) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided, that in the case of such "watch list" placement, termination shall be permitted only if such placement would, in the judgment of any Underwriter, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares or materially impair the investment quality of the Shares.

            The indemnities and contribution provisions and the other agreements, representations and warranties of the Company, its officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

            If this Agreement shall be terminated by the Underwriters pursuant to clauses (i) or (vii) of the second paragraph of this Section 10 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(k) hereof.

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the Underwriters merely because of such purchase.

            11. NOTICES. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to it at 106 West 14th Street, Suite 1700, Kansas City, Missouri 64105, Attention: Peter
C. Brown and (b) if to any Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention:
Syndicate Department, and, in each case, with a copy to Gage & Tucker, 2345 Grand Avenue, 28th Floor, Kansas City, Missouri 64108, Attention: Carl Struby, Skadden, Arps, Slate, Meagher & Flom at 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attention: William R. Kunkel, or in any case to such other address as the person to be notified may have requested in writing.

            12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

            13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 7, and no other person will have any right or obligation hereunder.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                    Very truly yours,

                                    AMC ENTERTAINMENT INC.



                                    By:
                                       ------------------------
                                       Name:
                                       Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

BEAR, STEARNS & CO. INC.

SMITH BARNEY SHEARSON INC.


Acting on behalf of themselves and the
several Underwriters named on Schedule A hereto.

By:   DONALDSON, LUFKIN & JENRETTE
        SECURITIES CORPORATION



      By:
         -------------------------
         Name:
         Title:

                                 SCHEDULE A


                                                         Number of
                                                        Firm Shares
                                                      To Be Purchased
                                                      ---------------


Donaldson, Lufkin & Jenrette
  Securities Corporation............................


Bear, Stearns & Co. Inc.............................


Smith Barney Shearson Inc...........................


                                                      -------------

        Total.......................................
                                                      -------------
                                                      -------------